Related Party Transactions - Schedule of Repayment of Related Party Loans in Fixed Quarterly Installments (Detail) - Dec. 31, 2021 - Xiaomi Group [Member] ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)
Related Party Debt By Maturity [Line Items]
2022	¥ 236,206	$ 37,066
2023	241,168	37,845
2024	231,714	36,361
Total	¥ 709,088	$ 111,272